UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2009

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Trade Center,

Klarabergsviadukten 70, SE-107 24

Stockholm, Sweden

(Address of principal executive offices, including zip code)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement

Offering of Common Stock

On March 24, 2009, Autoliv, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Common Stock Underwriting Agreement”) with Morgan Stanley Incorporated & Co. (the “Underwriter”), with respect to a registered public offering (the “Common Stock Offering”) of 14,687,500 shares (the “Shares”) of the Company’s common stock, $1.00 par value (the “Common Stock”), which includes the over-allotment option exercised by the Underwriter, for an aggregate public offering price of $235,000,000. A portion of the shares may be delivered to a depositary which will issue Swedish Depository Receipts or SDRs, representing our Common Stock, with each SDR representing a like number of our Common Stock. On March 30, 2009, the Common Stock Offering closed.

The Common Stock Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Common Stock Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Common Stock Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), on a Registration Statement on Form S-3 (Registration No. 333-158139) (the “Registration Statement”) that the Company filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2009 relating to the public offering from time to time of securities of the Company pursuant to Rule 415 of the Securities Act. The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a definitive prospectus supplement, dated March 24, 2009, and prospectus, dated March 23, 2009, relating to the Common Stock Offering. See “Item 9.01 — Financial Statements and Exhibits.”

Offering of Equity Units

On March 24, 2009, the Company entered into an Underwriting Agreement (the “Equity Units Underwriting Agreement”) with the Underwriter with respect to a registered public offering (the “Equity Units Offering”) of 6,600,000 equity units (the “Equity Units”), which includes the over-allotment option exercised by the Underwriter, for an aggregate stated amount and public offering price of $165,000,000. On March 30, 2009, the Equity Units Offering closed.

The Equity Units Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Equity Units Underwriting Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Equity Units Underwriting Agreement filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated by reference herein.

Each Equity Unit has a stated amount of $25 and initially consists of (i) a forward purchase contract obligating the holder to purchase from the Company for a price in cash of $25, on the purchase contract settlement date of April 30, 2012, subject to early settlement in accordance with the terms of the Purchase Contract and Pledge Agreement (as hereinafter defined), a certain number (the “Settlement Rate”) of shares of Common Stock; and (ii) a 1/40, or 2.5%, undivided beneficial ownership interest in $1,000 principal amount of the Company’s 8% senior notes due 2014 (the “Senior Notes”). The Settlement Rate will be calculated as follows:

- If the applicable market value (as defined below) of the Common Stock is equal to or greater than $19.20 (the “threshold appreciation price”), then the Settlement Rate will be 1.3021 shares of Common Stock;

- If the applicable market value of the Common Stock is less than the threshold appreciation price but greater than $16.00 (the “reference price”), then the Settlement Rate will be a number of shares of Common Stock equal to $25 divided by the applicable market value; and

- If the applicable market value of the Common Stock is less than or equal to the reference price, then the Settlement Rate will be 1.5625 shares of Common Stock.

The “applicable market value” of the Common Stock means the average of the closing price per share of Common Stock on each of the 20 consecutive trading days ending on the third trading day immediately preceding the purchase contract settlement date. The threshold appreciation price represents a premium of 20% over the reference price. The reference price, threshold appreciation price and settlement rate are subject to anti-dilution adjustments.

The Senior Notes were issued pursuant to an indenture (the “Senior Indenture”), between the Company and U.S. Bank National Association, as Trustee (the “Senior Indenture Trustee”), dated March 30, 2009, as amended and supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”), between the Company and the Senior Indenture Trustee, dated March 30, 2009. The Equity Units were issued pursuant to a Purchase Contract and Pledge Agreement, dated March 30, 2009 (the “Purchase Contract and Pledge Agreement”), among the Company, U.S. Bank National Association, as purchase contract agent, and U.S. Bank National Association, as collateral agent, custodial agent and securities intermediary.

The Senior Indenture and the First Supplemental Indenture provide for customary events of default and further provide that the Senior Indenture Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Senior Notes may declare the Senior Notes immediately due and payable upon the occurrence of certain events of default after expiration of any applicable grace period. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization relating to the Company, all outstanding Senior Notes under the Senior Indenture and the First Supplemental Indenture will become due and payable immediately. The description of the Senior Indenture and the First Supplemental Indenture set forth above does not purport to be complete and is qualified by reference to the Senior Indenture and Supplemental Indenture filed as filed as Exhibits 4.1 and 4.2, respectively, to the Form 8-A filed with the SEC on March 30, 2009, and incorporated herein by reference.

Under the terms of the Purchase Contract and Pledge Agreement, the Senior Notes are being pledged as collateral to secure the holders’ obligations to purchase the shares of Common Stock under the purchase contracts. The Company will attempt to remarket the Senior Notes prior to the purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement, a form of which is attached as an exhibit to the Purchase Contract and Pledge Agreement. The description of the Purchase Contract and Pledge Agreement set forth above is qualified by reference to the Purchase Contract and Pledge Agreement filed as Exhibit 4.3 to the Form 8-A filed with the SEC on March 30, 2009, and incorporated herein by reference.

The Equity Units have been registered under the Securities Act on the Registration Statement. Corporate units, a component of the Equity Units, are being registered on Form 8-A under the Securities Exchange Act of 1934, as amended, and will be listed on the New York Stock Exchange and trade under the ticker symbol “ALV.PrZ”. The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a definitive prospectus supplement, dated March 24, 2009, and prospectus, dated March 23, 2009, relating to the Equity Units Offering. See “Item 9.01 — Financial Statements and Exhibits.”

Underwriter

In the ordinary course of their respective businesses, the Underwriter or its affiliates have engaged, and may in the future engage, in investment banking and other commercial dealings in the ordinary course of business with the Company.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 24, 2009, between Autoliv, Inc. and Morgan Stanley Incorporated & Co., relating to the Common Stock Offering.

1.2	Underwriting Agreement, dated as of March 24, 2009, between Autoliv, Inc. and Morgan Stanley Incorporated & Co., relating to the Equity Units Offering.

4.1	Senior Indenture, dated March 30, 2009, between Autoliv, Inc. and U.S. Bank National Association, as Trustee.*

4.2	First Supplemental Indenture, dated March 30, 2009, between Autoliv, Inc. and U.S. Bank National Association, as Trustee.*

4.3	Purchase Contract and Pledge Agreement, dated March 30, 2009, among Autoliv, Inc., U.S. Bank National Association, as Purchase Contract Agent, and U.S. Bank National Association, as Collateral Agent, Custodial Agent and Securities Intermediary.*

4.4	Form of Remarketing Agreement among Autoliv, Inc., U.S. Bank National Corporation, as the Remarketing Agent and U.S. Bank National Corporation, as the Purchase Contract Agent (included in Exhibit 4.3 above).*

4.5	Form of Corporate Unit (included in Exhibit 4.3 above).*

4.6	Form of Treasury Unit (included in Exhibit 4.3 above).*

4.7	Form of 8% Senior Note due 2014, of Autoliv, Inc. (included in Exhibit 4.2 above).*

5.1	Opinion of Alston & Bird LLP relating to the Common Stock Offering.

5.2	Opinion of Mannheimer Swartling Advokatbyra AB relating to the Common Stock Offering.

5.3	Opinion of Alston & Bird LLP relating to the Equity Units Offering.

23.1	Consent of Alston & Bird LLP relating to the Common Stock Offering (contained in Exhibit 5.1 hereto).

23.2	Consent of Alston & Bird LLP relating to the Equity Units Offering (contained in Exhibit 5.3 hereto).

23.3	Consent of Mannheimer Swartling Advokatbyra AB relating to the Common Stock Offering (contained in Exhibit 5.2 hereto).

*	= Incorporated by reference from the Form 8-A, filed with the SEC on March 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOLIV, INC.
Date: March 30, 2009
	By:	/s/ Lars A. Sjöbring
	Name:	Lars A. Sjöbring
	Title:	Group Vice President – Legal Affairs General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 24, 2009, between Autoliv, Inc. and Morgan Stanley Incorporated & Co., relating to the Common Stock Offering

1.2	Underwriting Agreement, dated as of March 24, 2009, between Autoliv, Inc. and Morgan Stanley Incorporated & Co., relating to the Equity Units Offering

4.1	Senior Indenture, dated March 30, 2009, between Autoliv, Inc. and U.S. Bank National Association, as Trustee.*

4.2	First Supplemental Indenture, dated March 30, 2009, between Autoliv, Inc. and U.S. Bank National Association, as Trustee.*

4.3	Purchase Contract and Pledge Agreement, dated March 30, 2009, among Autoliv, Inc., U.S. Bank National Association, as Purchase Contract Agent, and U.S. Bank National Association, as Collateral Agent, Custodial Agent and Securities Intermediary.*

4.4	Form of Remarketing Agreement among Autoliv, Inc., U.S. Bank National Corporation, as the Remarketing Agent and U.S. Bank National Corporation, as the Purchase Contract Agent (included in Exhibit 4.3 above).*

4.5	Form of Corporate Unit (included in Exhibit 4.3 above).*

4.6	Form of Treasury Unit (included in Exhibit 4.3 above).*

4.7	Form of 8% Senior Note due 2014, of Autoliv, Inc. (included in Exhibit 4.2 above).*

5.1	Opinion of Alston & Bird LLP relating to the Common Stock Offering.

5.2	Opinion of Mannheimer Swartling Advokatbyra AB relating to the Common Stock Offering.

5.3	Opinion of Alston & Bird LLP relating to the Equity Units Offering.

23.1	Consent of Alston & Bird LLP relating to the Common Stock Offering (contained in Exhibit 5.1 hereto).

23.2	Consent of Alston & Bird LLP relating to the Equity Units Offering (contained in Exhibit 5.3 hereto).

23.3	Consent of Mannheimer Swartling Advokatbyra AB relating to the Common Stock Offering (contained in Exhibit 5.2 hereto).

*	= Incorporated by reference from the Form 8-A, filed with the SEC on March 30, 2009.